Exhibit 10.2

EXECUTION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 22, 2012 (this “Amendment”), among API TECHNOLOGIES CORP., a Delaware corporation (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto.

WHEREAS, the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) have entered into that certain Amended and Restated Credit Agreement, dated as of June 27, 2011 (as amended or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of January 6, 2012.

WHEREAS, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein.

THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01 (Restated Definitions). The following definitions in Section 1.01 of the Credit Agreement are hereby amended by deleting them in their entirety and inserting the following in lieu thereof:

“Aggregate Consideration” shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (i) the aggregate amount of all cash paid (or to be paid) by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition (excluding (x) payments of fees and costs and expenses in connection therewith and (y) the portion of any such cash payment to the extent funded with the net cash proceeds of the sale of Borrower Common Stock or Qualified Preferred Stock issued to fund such cash payment, but including all contingent cash purchase price, earn-out, non-compete and other similar obligations of the Borrower and its Subsidiaries incurred and reasonably expected to be incurred in connection therewith (as determined in good faith by the Borrower)), (ii) the aggregate principal amount of all Indebtedness assumed, incurred, refinanced and/or issued in connection with such Permitted Acquisition to the extent permitted by Section 10.04 and (iii) the fair market value of all other consideration (other than Borrower Common Stock) payable in connection with such Permitted Acquisition.

“Applicable Margin” shall mean:

(x) effective from the Initial Borrowing Date until (but excluding) the Second Amendment Effective Date, a percentage per annum equal to (i) in the case of Term Loans maintained as (A) Base Rate Loans, 5.25% and (B) LIBOR Loans, 6.25%; and (ii) in the case of Revolving Loans maintained as (A) Base Rate Loans, 5.25% and (B) LIBOR Loans, 6.25%; and

(y) effective as of the Second Amendment Effective Date, a percentage per annum equal to (i) in the case of Term Loans (other than Incremental Term Loans) maintained as (A) Base Rate Loans, 6.25% and (B) LIBOR Loans, 7.25%; (ii) in the case of Revolving Loans maintained as (A) Base Rate Loans, 5.25% and (B) LIBOR Loans, 6.25%; (iii) in the case of any Type of Revolving Loan pursuant to an Incremental RL Commitment Agreement of a given Tranche, that percentage per annum set forth in, or calculated in accordance with, Section 2.15 and the relevant Incremental RL Commitment Agreement; and (iv) in the case of any Type of Incremental Term Loan pursuant to an Increase Term Joinder of a given Tranche, that percentage per annum set forth in, or calculated in accordance with, Section 2.16 and the relevant Increase Term Joinder; provided that, in the event that any rating described in clauses (i) and (ii) of Section 9.14 is downgraded by Moody’s or S&P, as applicable, on any date after April 30, 2012 on which any CMAC Subordinated Convertible Notes remain outstanding, then the “Applicable Margin” with respect to the Tranche of Loans so downgraded shall be automatically increased by 2.50% per annum, effective as of the date of such downgrade until either (I) such rating is raised by Moody’s or S&P, as applicable, to the rating in effect prior to such downgrade or a higher rating or (II) no CMAC Subordinated Convertible Notes remain outstanding.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period (without giving effect to (x) any extraordinary gains, (y) any non-cash income, and (z) any gains or losses from sales of assets other than inventory sold in the ordinary course of business) adjusted by:

(A) adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period), without duplication, the amount of:

(i) total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., commitment fees)) of the Borrower and its Subsidiaries determined on a consolidated basis for such period,

(ii) provisions for taxes based on income, profits or capital (including federal, foreign, state, franchise, excise, withholding and similar taxes) for the Borrower and its Subsidiaries determined on a consolidated basis for such period,

(iii) all depreciation and amortization expense of the Borrower and its Subsidiaries determined on a consolidated basis for such period,

(iv) in the case of any period including the Fiscal Quarter of the Borrower ended May 31, 2012, the amount of all fees and expenses incurred in connection with the Transaction during such period,

(v) the amount of all fees and expenses incurred in connection with any proposed or actual Permitted Acquisition, any proposed or actual issuance of debt or equity, any proposed or actual asset disposition or Investment permitted hereunder, or any proposed or actual amendment, modification or refinancing of any Indebtedness, in each case, during such period,

(vi) the amount of all other non-cash charges of the Borrower and its Subsidiaries determined on a consolidated basis for such period, including, without limitation any non-cash charges for (a) goodwill write-offs and write-downs, (b) employee compensation plans, (c) purchase accounting adjustments, including, without limitation, a dollar-for-dollar adjustment for that portion of revenue that would have been recorded in the relevant period had the balance of deferred revenue (unearned income) recorded on the closing balance sheet before application of purchase accounting not been adjusted downward to fair value to be recorded on the opening balance sheet in conformity with GAAP purchase accounting rules and (d) any extraordinary, unusual or nonrecurring losses,

(vii) cash restructuring charges (including severance) or reserves and business optimization expenses incurred during such period, including any restructuring costs and integration costs incurred in connection with the Transaction or Permitted Acquisitions (other than the CMAC Acquisition) after the Initial Borrowing Date; provided that the aggregate amount of add backs made pursuant to this clause (vii) for any period of four consecutive Fiscal Quarters shall not exceed the sum of (a) an amount equal to 7.5% of Consolidated EBITDA for such period of four consecutive Fiscal Quarters (determined on a Pro Forma Basis during such period but before giving effect to any increase thereto pursuant to this clause (vii)) and (b) if a Permitted Acquisition for which Aggregate Consideration exceeds $20,000,000 is consummated after the Second Amendment Effective Date and on or prior to the last day of such period, $2,000,000, so long as all such expenses, charges or reserves are incurred within 12 months of the Transaction or the date of the Permitted Acquisition to which such expenses, charges or reserves relate, as applicable,

(viii) expenses incurred or payments made during such period to the extent covered by contractual indemnification, reimbursement or refunding provisions in favor of the Borrower or any of its Subsidiaries in connection with the Transaction any Permitted Acquisition, and to the extent actually paid, reimbursed, credited or refunded in cash during such period by a third party other than the Borrower or any Subsidiary,

(ix) Insurance Loss Addbacks,

(x) fees, costs and expenses paid in cash in connection with the repayment or prepayment of the Loans or any other Indebtedness, including the after-tax effect of any income (or loss) for such period attributable to the early extinguishment of Indebtedness, and

(xi) any foreign currency translation or transaction losses (including losses related to currency remeasurement of Indebtedness),

(xii) cash restructuring charges (including severance), business optimization expenses and integration costs incurred in connection with the CMAC Acquisition within 12 months of the date of the CMAC Acquisition; provided that the aggregate amount of add backs made pursuant to this clause (xii) shall not exceed $4,200,000,

(xiii) factually supportable and identifiable cost savings and expenses in connection with actions taken or to be taken by the Borrower and its Subsidiaries within 12 month after the date of the consummation of the CMAC Acquisition, based on the Borrower’s good faith estimates of the impact of such actions; provided that the aggregate amount of add backs made pursuant to this clause (xiii) shall not exceed $2,700,000,

(xiv) other items approved by Required Lenders on a case-by-case basis (including without limitation cash restructuring charges (including severance), business optimization expenses and integration costs incurred in connection with the Transaction or Permitted Acquisitions and factually supportable and identifiable cost savings and expenses in connection with actions taken or to be taken by the Borrower and its Subsidiaries, based on the Borrower’s good faith estimates of the impact of such actions); and

(B) subtracting therefrom (to the extent not otherwise deducted in determining Consolidated Net Income for such period):

(i) the amount of all cash payments or cash charges made (or incurred) by the Borrower or any of its Subsidiaries for such period on account of any non-cash charges added back to Consolidated EBITDA pursuant to preceding subclause (A)(vi) in a previous period and

(ii) Insurance Loss Deductions.

For the avoidance of doubt, it is understood and agreed that, to the extent any amounts are excluded from Consolidated Net Income by virtue of the proviso to the definition thereof contained herein, any add backs to Consolidated Net Income in determining Consolidated EBITDA as provided above shall be limited (or denied) in a fashion consistent with such proviso. Notwithstanding anything to the contrary contained above, for purposes of determining Consolidated EBITDA for any Test Period, Consolidated EBITDA shall be calculated in accordance with the definition of Test Period contained herein.

“Interest Expense Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Cash Interest Expense for such period; provided that for purposes of any calculation of the Interest Expense Coverage Ratio pursuant to this Agreement, (i) Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” contained herein and (ii) Consolidated Cash Interest Expense shall be determined on a Pro Forma Basis in accordance with the requirements of the definition of “Pro Forma Basis” contained herein.

“Permitted Acquisition” shall mean (1) the CMAC Acquisition and (2) any other transaction or series of related transactions for the direct or indirect (a) acquisition by the Borrower or any Subsidiary of the Borrower of all or substantially all of the property of any Person, or of any business or division of any Person; (b) acquisition of a majority of the capital stock of any Person, and otherwise causing such Person to become a Subsidiary of such Person; or (c) merger or consolidation or any other combination with any Person, provided that (in each case with respect to to any such transaction or series of transactions under this clause (2)):

(i) the board of directors of the Person to be acquired shall not have indicated publicly its opposition to the consummation of such acquisition (which opposition has not been publicly withdrawn);

(ii) all transactions in connection therewith shall be consummated in accordance with all applicable requirements of law in all material respects;

(iii) any Person or assets or division as acquired in accordance herewith shall be in the same business or lines of business or substantially related or complementary to such business or lines of business in which the Borrower and/or its Subsidiaries are engaged as of the Effective Date;

(iv) if the Aggregate Consideration exceeds $5,000,000, at least ten Business Days prior to the proposed date of consummation of the acquisition, the Borrower shall have delivered to the Administrative Agent an officer’s certificate certifying that (A) such acquisition complies with this definition (which shall have attached thereto reasonably detailed backup data and calculations showing such compliance), and (B) such acquisition would not reasonably be expected to result in a Material Adverse Effect;

(v) except in the case of an acquisition for which the Aggregate Consideration does not exceed $10,000,000, subject to confidentiality arrangements, the Borrower shall have delivered to Administrative Agent any information reasonably requested by Administrative Agent (but only to the extent consistent with confidentiality obligations of the Borrower);

(vi) no Default or Event of Default shall have occurred and be continuing at the time such acquisition occurs or after giving effect to such acquisition;

(vii) the Aggregate Consideration for any such acquisition shall not exceed the amount by which after giving effect thereto would result in the Borrower being in compliance on a Pro Forma Basis with the Financial Covenants, and the Aggregate Consideration for such acquisition, together with the Aggregate Consideration for any other acquisition consummated utilizing this clause (vii) after the Second Amendment Effective Date, shall not exceed $60,000,000 (and an additional $10,000,000 solely with respect to earn-outs in connection with such acquisitions);

(viii) the acquired company and its Subsidiaries shall comply with all applicable requirements set forth in Section 9.12;

(ix) on the date of and after giving effect to such acquisition, the sum of (x) the Total Unutilized Revolving Loan Commitment and (y) the aggregate amount of all unrestricted cash and Cash Equivalents of the Borrower and the other Credit Parties will not be less than $20,000,000;

(x) the Aggregate Consideration of all acquisitions consummated after the Second Amendment Effective Date in reliance on this clause (2) of the definition of “Permitted Acquisition” and in which the Person acquired does not become a Subsidiary Guarantor shall not exceed $10,000,000 (provided that for this purpose, the Borrower may allocate in good faith any Aggregate Consideration paid with respect to any such Subsidiaries);

(xi) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the acquisition (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date); and

(xii) Consolidated EBITDA calculated on a Pro Forma Basis with respect to such acquisition shall be greater than Consolidated EBITDA as set forth in the compliance certificate delivered with respect to the applicable Calculation Period.

For the avoidance of doubt, the criteria set forth in subclauses (i) through (xi) of clause (2) above shall not apply to the CMAC Acquisition.

“Pro Forma Basis” shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Permitted Acquisition) after the first day of the relevant Calculation Period or Test Period, as the case may be, as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of such Test Period or

Calculation Period, as the case may be, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) after the first day of the relevant Test Period or Calculation Period, as the case may be, as if such Indebtedness had been retired or repaid on the first day of such Test Period or Calculation Period, as the case may be, and (z) any Permitted Acquisition or any Significant Asset Sale then being consummated as well as any other Permitted Acquisition or any other Significant Asset Sale if consummated after the first day of the relevant Test Period or Calculation Period, as the case may be, and on or prior to the date of the respective Permitted Acquisition or Significant Asset Sale, as the case may be, then being effected, with the following rules to apply in connection therewith:

(i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Test Period or Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of such Test Period or Calculation Period, as the case may be, and remain outstanding through the date of determination (and thereafter, in the case of projections pursuant to the definition of “Permitted Acquisition”) and (y) (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) permanently retired or redeemed after the first day of the relevant Test Period or Calculation Period, as the case may be, shall be deemed to have been retired or redeemed on the first day of such Test Period or Calculation Period, as the case may be, and remain retired through the date of determination (and thereafter, in the case of projections pursuant to the definition of “Permitted Acquisition”);

(ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness, or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions; and

(iii) in making any determination of Consolidated EBITDA on a Pro Forma Basis, pro forma effect shall be given to any Permitted Acquisition or any Significant Asset Sale if effected during the respective Calculation Period or Test Period (or thereafter, for purposes of determinations pursuant to the definition of “Permitted Acquisition” or any Significant Asset Sale) as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be.

For the avoidance of doubt, for purposes of any calculation of Consolidated EBITDA pursuant to this Agreement, adjustments based on projected cost savings and expenses shall be permitted only to the extent specifically permitted pursuant to the definition of “Consolidated EBITDA.”

“Qualified Preferred Stock” shall mean any Preferred Equity of the Borrower so long as the terms of any such Preferred Equity (and the terms of any Equity Interests into which such Preferred Equity is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof) (v) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to the seventh anniversary of the Second Amendment Effective Date, (w) do not require the cash payment of dividends or distributions that would otherwise be prohibited by the terms of this Agreement or any other agreement or contract of the Borrower or any of its Subsidiaries, (x) do not contain any covenants (other than periodic reporting requirements), and (y) except with respect to common stock into which any such Preferred Equity is convertible or exchangeable, do not grant the holders thereof any voting rights except for (I) voting rights required to be granted to such holders under applicable law and (II) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Borrower, or liquidations involving the Borrower; provided that, notwithstanding clauses (v) through (y) above, the CMAC Preferred Stock shall constitute Qualified Preferred Stock.

“Term Loan Commitment” shall mean, for each Lender (x) the amount set forth opposite such Lender’s name in Schedule 1.01(a) as of the Effective Date directly below the column entitled “Term Loan Commitment,” as the same may be increased from time to time pursuant to Section 2.16, plus (y) the amount of such Lender’s CMAC Term Loan Commitments, in each case as the same may be terminated pursuant to Sections 4.03 and/or 11.

“Test Period” shall mean each period of four consecutive Fiscal Quarters of the Borrower then last ended, in each case taken as one accounting period; provided that the rules set forth in the immediately succeeding sentence shall apply; provided further, that in the case of determinations of the Total Leverage Ratio and the Interest Expense Coverage Ratio pursuant to this Agreement, such further adjustments (if any) as described in the proviso to the definition of “Total Leverage Ratio” or “Interest Expense Coverage Ratio”, as the case may be, contained herein shall be made to the extent applicable. If the respective Test Period:

(i) includes the Fiscal Quarter of the Borrower ended November 30, 2011, Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $13,893,279;

(ii) includes the Fiscal Quarter of the Borrower ended August 31, 2011, Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $11,258,613;

(iii) includes the Fiscal Quarter of the Borrower ended May 31, 2011, Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $6,217,222; and

(iv) includes the Fiscal Quarter of the Borrower ended February 28, 2011, Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $13,009,621

; provided that further adjustments may be made on Pro Forma Basis to the amounts specified above to the extent provided herein.

“Total Leverage Ratio” shall mean, on any date of determination, the ratio of (x) Consolidated Indebtedness of the Borrower and its Subsidiaries on such date (other than Indebtedness under the CMAC Subordinated Convertible Notes) to (y) Consolidated EBITDA for the Test Period most recently ended on or prior to such date; provided that (i) for purposes of any calculation of the Total Leverage Ratio pursuant to this Agreement, Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” contained herein and (ii) for purposes of any calculation of the Total Leverage Ratio pursuant to the definition of “Permitted Acquisition” only, Consolidated Indebtedness shall be determined on a Pro Forma Basis in accordance with the requirements of the definition of “Pro Forma Basis” contained herein.

(b) Amendments to Section 1.01 (New Definitions). Section 1.1 to the Credit Agreement is hereby amended by inserting the following definitions in the appropriate place to preserve the alphabetical order of the definitions in such section:

“Cobham Seller Note” shall mean that certain £1,700,000 Term Facility Agreement dated as of December 16, 2011 among Cabham MAL Limited, CMAC and Lockman Electronic Holdings Limited.

“CMAC” shall mean C-MAC Aerospace Limited, a company organized under the laws of England and Wales.

“CMAC Acquisition” shall mean the consummation of the transactions contemplated by the CMAC Acquisition Agreement.

“CMAC Acquisition Agreement” shall mean that certain Share Purchase Agreement for the sale and purchase of all of the issued shares of C-MAC Aerospace Limited dated as of the Second Amendment Effective Date among C-MAC Microcircuits UK Opco Limited, Karen Oddey, and API Technologies (UK) Limited.

“CMAC Preferred Stock” shall mean preferred stock issued by the Borrower pursuant to the terms of the CMAC Subordinated Convertible Notes.

“CMAC Subordinated Convertible Notes” shall mean the (a) that certain Note Purchase Agreement by and among the Borrower and the Purchasers named therein to be dated on or about the Second Amendment Effective Date and (b) the Convertible Subordinated Notes issued by the Borrower pursuant thereto in an initial principal amount not to exceed $26,000,000 plus the amount of interest thereon and other amounts thereunder paid in kind issued to fund the CMAC Acquisition.

“CMAC Term Loan Commitments” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule 1.01(c) directly below the column entitled “CMAC Term Loan Commitment,” as the same may be terminated pursuant to Sections 4.03 and/or 11.

“CMAC Term Loans” shall mean, with respect to each Lender having a CMAC Term Loan Commitment, Term Loans made by such Lender in accordance with Section 2.01(a) in a principal amount equal to such CMAC Term Loan Commitment.

“Increase Request” shall have the meaning provided in Section 2.16(a).

“Incremental Term Joinder” shall have the meaning provided in Section 2.16(c).

“Incremental TL Commitments” shall have the meaning provided in Section 2.16(a).

“Incremental Term Loans” shall have the meaning provided in Section 2.16(c).

“Minimum Available Liquidity” shall mean, with respect to any Permitted Acquisition, the result obtained by subtracting

(a) the sum of

(i) the Borrower’s good faith estimate of Total Unutilized Revolving Loan Commitment immediately prior the consummation of such Permitted Acquisition, plus

(ii) the Borrower’s good faith estimate of the aggregate amount of all unrestricted cash and Cash Equivalents of the Borrower and the other Credit Parties immediately prior to the consummation of such Permitted Acquisition from

(b) the sum of

(i) the Borrower’s good faith estimate of Total Unutilized Revolving Loan Commitment immediately following the consummation of such Permitted Acquisition, plus

(ii) the Borrower’s good faith estimate of the aggregate amount of all unrestricted cash and Cash Equivalents of the Borrower and the other Credit Parties immediately following the consummation of such Permitted Acquisition, plus

(iii) the net cash proceeds from the issuance of the Borrower’s capital stock to be used as consideration for such Permitted Acquisition, plus

(iii) the Borrower’s good faith estimate of the aggregate amount of reasonable fees, costs and expenses paid or expected to be paid by the Borrower and its Subsidiaries in connection with such Permitted Acquisition and the financing thereof.

“Permitted CMAC Intercompany Loans” shall mean one or more intercompany loans made on or after the date of the CMAC Acquisition by the Borrower and/or one or more of its Subsidiaries (other than CMAC or its Subsidiaries) to CMAC and/or one or more of its Subsidiaries.

“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 22, 2012 and effective as of the Second Amendment Effective Date among the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Term Loan Increase Effective Date” shall have the meaning provided in Section 2.16(b).

(c) Amendments to Section 2. (i) Subsection (a) of Section 2.01 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

“(a) Subject to and upon the terms and conditions set forth herein, each Lender with a Term Loan Commitment severally agrees to make a term loan or term loans (each, a “Term Loan” and, collectively, the “Term Loans”) to the Borrower, which Term Loans (i) (A), in the case of Term Loans made on the Initial Borrowing Date, shall be incurred pursuant to a single drawing on the Initial Borrowing Date, (B) in the case of CMAC Term Loans, shall be incurred pursuant to a single drawing on the date of the consummation of the CMAC Acquisition and (C) in the case of Incremental Term Loans, shall be incurred pursuant to one or more drawings in accordance with Section 2.16 and the applicable Increase Term Joinder, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBOR Loans, provided that except as otherwise specifically provided in Section 2.10(b), all Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iv) shall be made by each such Lender in an aggregate principal amount which does not exceed the aggregate Term Loan Commitment of such Lender on the date of the applicable Borrowing. Once repaid, Term Loans incurred hereunder may not be reborrowed.”

(ii) The following Section 2.16 is hereby inserted immediately after the end of Section 2.15:

“2.16. Incremental Term Loans. (a) Borrower Request. In connection with any Permitted Acquisition, the Borrower may at any time and from time to time after the Second Amendment Effective Date by written notice to the Administrative Agent elect to request additional term loan commitments (each, an “Incremental TL Commitment”) in an aggregate amount not to exceed $30,000,000, and in a minimum amount of $20,000,000. Each such notice (each, an “Increase Request”) shall specify (i) the date on which the Borrower proposes that the Incremental TL Commitment shall be effective and (ii) the aggregate amount of requested Incremental TL Commitments, provided that any Increase Request may be contingent upon the consummation of the Permitted Acquisition to which such Increase Request relates.

(b) Conditions. The Incremental TL Commitment shall become effective, as of the date (the “Term Loan Increase Effective Date”) that the following conditions are satisfied:

(i) each of the conditions set forth in Section 7 are satisfied;

(ii) no Default or Event of Default shall have occurred or be continuing or would result from the borrowings to be made on the Term Loan Increase Effective Date;

(iii) the Administrative Agent shall have received a fully executed Increase Term Joinder in respect of such Incremental TL Commitment;

(iv) the Borrower shall deliver or cause to be delivered any customary legal opinions reasonably requested by the Administrative Agent in connection with any such transaction;

(v) the Total Leverage Ratio (calculated on a Pro Forma Basis with respect to the relevant Permitted Acquisition) shall be less than the Total Leverage Ratio as set forth in the compliance certificate delivered with respect to the applicable Calculation Period; and

(vi) in the event that the Aggregate Consideration payable in respect of the relevant Permitted Acquisition exceeds $40,000,000, the Minimum Available Liquidity after giving effect to such Permitted Acquisition shall be greater than zero.

(c) Terms of Incremental Term Loans and Incremental TL Commitments. The terms and provisions of the Incremental Term Loans made pursuant to the Incremental TL Commitments shall be as follows:

(i) the proceeds of such Incremental Term Loans shall be used only to make Permitted Acquisitions (including without limitation the payment of fees and expenses in connection therewith);

(ii) terms and provisions of Term Loans made pursuant to Incremental TL Commitments (the “Incremental Term Loans”) shall be on terms consistent with the existing Term Loans (except as otherwise set forth herein) and, to the extent not consistent with such existing Term Loans, on terms reasonably acceptable to the Administrative Agent (except as otherwise set forth herein);

(iii) the weighted average life to maturity of all new Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the existing Term Loans;

(iv) the maturity date of Incremental Term Loans shall not be earlier than the Term Loan Maturity Date; and

(v) if the Applicable Margins with respect to the Incremental Term Loans to be incurred pursuant to an Incremental TL Commitment shall be higher in any respect than those applicable to any other Term Loans, the Applicable Margins for such other Term Loans shall be automatically increased as and to the extent needed to eliminate any such difference.

The Incremental TL Commitments shall be effected by a joinder agreement (the “Increase Term Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such Incremental TL Commitment, in form and substance reasonably satisfactory to each of them. The Increase Term Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.16. In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Term Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Term Loans that are Term Loans made pursuant to this Agreement.

(d) Making of Incremental Term Loans. On any Term Loan Increase Effective Date on which Incremental TL Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender holding such Incremental TL Commitment shall make an Incremental Term Loan to the Borrower in an amount equal to its Incremental TL Commitment.

(e) Equal and Ratable Benefit. The Incremental Term Loans and Incremental TL Commitments established pursuant to this Section 2.16 shall constitute Term Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from security interests created by the Security Documents and the guarantees of the Guarantors. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such class of Incremental Term Loans or any such Incremental TL Commitments.”

(d) Amendments to Section 4.03. Subsection (b) of Section 4.03 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

“(b) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, the Total Term Loan Commitment (and the Term Loan Commitment of

each Lender) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the incurrence of Term Loans on such date), except that the CMAC Term Loan Commitment of any Lender shall terminate on the date of the consummation of the CMAC Acquisition (after giving effect to the incurrence of CMAC Term Loans on such date) and the Incremental TL Commitment of any Lender shall terminate on the applicable Term Loan Increase Effective Date (after giving effect to the incurrence of Incremental Term Loans on such date).”

(e) Amendments to Section 5.02. (i) Subsection (b) of Section 5.02 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

“(b) In addition to any other mandatory repayments pursuant to this Section 5.02, (x) on each Quarterly Payment Date, beginning with the Quarterly Payment Date occurring on August 31, 2011, the Borrower shall be required to repay that principal amount of its Term Loans, to the extent then outstanding, as is equal to  1/4 of 1% of the aggregate initial principal amounts of all Term Loans theretofore borrowed by the Borrower pursuant to Section 2.01 of this Agreement and outstanding on the Restatement Effective Date plus, in respect of all such payments made after the Second Amendment Effective Date, the aggregate principal amount of all CMAC Term Loans made on the Second Amendment Effective Date and (y) on the Term Loan Maturity Date (the Term Loan Maturity Date and each Quarterly Payment Date described in preceding clause (x), each a “Scheduled Term Loan Repayment Date”), the Borrower shall be required to repay in full the entire principal amount of its Term Loans then outstanding (with each such repayment pursuant to this Section 5.02(b), as the same may be reduced as provided in Section 5.01(a) or 5.02(h), a “Scheduled Term Loan Repayment”).”

(ii) Subsection (f) of Section 5.02 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

“(f) In addition to any other mandatory repayments pursuant to this Section 5.02, on each Excess Cash Payment Date, an amount equal to the Applicable Excess Cash Flow Percentage of the Excess Cash Flow for the related Excess Cash Payment Period shall be applied as a mandatory repayment in accordance with the requirements of Sections 5.02(h) and (i); provided that, notwithstanding the foregoing, the amount of Loans required to be repaid pursuant to this Section 5.02(f) for any Excess Cash Payment Period shall be reduced on a dollar-for-dollar basis by the amount of voluntary prepayments of Loans made pursuant to Section 5.01 during such Excess Cash Payment Period (or, without duplication of any amount which would reduce the amount of Loans required to be repaid pursuant to this Section 5.02(f) for the next Excess Cash Payment Period, any prepayments of Loans made pursuant to Section 5.01 following the last day of such Excess Cash Payment Period and prior to the Excess Cash Payment Date for such Excess Cash Payment Period), but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a corresponding voluntary reduction to the Total Revolving Loan Commitment. Notwithstanding the foregoing, subject to Section 13.06, at any time following the last day of any Excess Cash Payment Period and prior to the date that is five (5) Business Days before the Excess Cash Payment Date for such Excess

Cash Payment Period, the Borrower may deliver to the Administrative Agent a written estimate of the total amount repayable pursuant to the preceding sentence in respect of such Excess Cash Payment Period, and (i) the Administrative Agent shall promptly make such written estimate available to the Lenders, (ii) each Lender may elect in writing to waive its right to receive its pro rata portion of such amount, (iii) the amount of Loans required to be repaid pursuant to the preceding sentence shall be reduced dollar-for-dollar by an amount equal to the sum of the pro rata portions of each such electing Lenders and (iv) any Lender who does not so elect shall receive the amount to which such Lender is entitled under this Section 5.02(f) without regard to such reduction.”

(f) Amendments to Section 10.03. Section 10.03 of the Credit Agreement is hereby amended by deleting the “and” and the end of clause (ii) thereof, replacing the period at the end of clause (iii) thereof with a semicolon and inserting the following new clauses immediately after clause (iii) thereof:

“(iv) the Borrower may (A) declare and pay Dividends payable solely in additional shares of CMAC Preferred Stock pursuant to the terms of the CMAC Preferred Stock or (B) accrue or pay in kind Dividends with respect to the CMAC Preferred Stock so long as no cash payment is made in respect thereof; and

(v) the Borrower may make cash payments in lieu of the issuance of fractional shares in connection with the conversion of Qualified Preferred Stock into Borrower Common Stock (including without limitation the conversion of CMAC Preferred Stock into Borrower Common Stock).”

(g) Amendments to Section 10.04. (i) Clause (vii) of Section 10.04 of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in lieu thereof:

“(vii) (a) Indebtedness under the Cobham Seller Note and (b) any other Indebtedness of a Subsidiary of the Borrower acquired pursuant to a Permitted Acquisition or other permitted Investment (or Indebtedness assumed at the time of a Permitted Acquisition or other permitted Investment of an asset securing such Indebtedness) (the Cobham Seller Note and any such Indebtedness, “Permitted Acquired Debt”) and any Permitted Refinancing Indebtedness in respect thereof, provided that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition or other permitted Investment and (y) the aggregate principal amount of all Indebtedness permitted by this clause (vii)(b) shall not exceed $5,000,000 at any one time outstanding.”

(ii) Section 10.04 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (xx) thereof, replacing the period at the end of clause (xxi) thereof with “; and” and inserting the following new clause (xxii) immediately after clause (xxi) thereof:

“(xxii) Indebtedness of the Borrower under the CMAC Subordinated Convertible Notes; provided that the aggregate principal amount thereof shall not exceed $26,000,000 plus the interest thereon and other amounts thereunder paid in kind in accordance with the terms thereof.”

(h) Amendments to Section 10.05. Clause (vii) of Section 10.05 of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in lieu thereof:

“(vii) (I) any Credit Party may make intercompany loans and advances to any other Credit Party, (II) any Credit Party may make intercompany loans and advances to any Subsidiary which is not a Credit Party, (III) any Subsidiary which is not a Credit Party may make intercompany loans and advances to any Credit Party, (IV) any Subsidiary which is not a Credit Party may make intercompany loans and advances to any other Subsidiary that is not a Credit Party and (V) the Borrower and its Subsidiaries may make Permitted CMAC Intercompany Loans at any time that CMAC is a Wholly-Owned Foreign Subsidiary (such intercompany loans and advances referred to in preceding clauses (I) through (V), collectively, the “Intercompany Loans”), provided, that (u) at no time shall the aggregate outstanding principal amount of all Intercompany Loans made pursuant to preceding subclause (II) of this clause (vii), when added to the amount of contributions, acquisitions of Equity Interests, capitalizations and forgiveness theretofore made pursuant to subclause (II) of Section 10.05(viii) (for this purpose, taking the fair market value of any property (other than cash) so contributed at the time of such contribution), exceed $2,500,000 (determined without regard to any write-downs or write-offs of such loans and advances and net of any returns on any such Investment in the form of a principal repayment, distribution, dividend or redemption, as applicable), (v) no Intercompany Loan may be made pursuant to subclause (II) above at any time that a Default or an Event of Default has occurred and is continuing, (w) each Intercompany Loan shall be evidenced by an Intercompany Note, (x) each such Intercompany Note owned or held by a Credit Party shall be pledged to the Collateral Agent pursuant to the U.S. Guaranty and Collateral Agreement and/or Canadian Guaranty and Collateral Agreement, (y) each Intercompany Loan made by any Subsidiary of the Borrower that is not a Credit Party to a Credit Party shall be subject to the subordination provisions contained in the respective Intercompany Note and (z) any Intercompany Loans made to any Subsidiary Guarantor or any Wholly-Owned Foreign Subsidiary pursuant to this clause (vii) shall cease to be permitted by this clause (vii) if such Subsidiary Guarantor or Wholly-Owned Foreign Subsidiary, as the case may be, ceases to constitute a Subsidiary Guarantor that is a Wholly-Owned Domestic Subsidiary or a Wholly-Owned Foreign Subsidiary, as the case may be;”

(i) Amendments to Section 10.08 and 10.09. Sections 10.08 and 10.09 of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting the following in lieu thereof:

“10.08. Interest Coverage Ratio. As of the last day of the Fiscal Quarter ending on each date set forth below, the Borrower will not permit the Interest Expense Coverage Ratio for the Test Period ending on such date to be less than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Ratio

February 29, 2012	2.70:1.00

May 31, 2012	2.70:1.00

August 31, 2012	2.70:1.00

November 30, 2012	2.80:1.00

February 28, 2013	2.90:1.00

May 31, 2013	3.00:1.00

August 31, 2013	3.00:1.00

November 30, 2013	3.00:1.00

February 28, 2014	3.15:1.00

May 31, 2014	3.25:1.00

August 31, 2014	3.25:1.00

November 31, 2014	3.25:1.00

February 28, 2015	3.25:1.00

May 31, 2015 and each Fiscal Quarter ending thereafter	3.50:1.00

10.09. Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio as of the last day of any period set forth below to be greater than the ratio set forth opposite such period below:

Fiscal Quarter Ending	Ratio

February 29, 2012	4.25:1.00

May 31, 2012	4.25:1.00

August 31, 2012	4.25:1.00

November 30, 2012	4.00:1.00

February 28, 2013	4.00:1.00

May 31, 2013	3.75:1.00

August 31, 2013	3.75:1.00

November 30, 2013	3.75:1.00

February 28, 2014	3.50:1.00

May 31, 2014	3.50:1.00

August 31, 2014	3.50:1.00

November 30, 2014	3.50:1.00

February 28, 2015	3.35:1.00

May 31, 2015 and each Fiscal Quarter ending thereafter	3.25:1.00

.”

(j) Amendments to Section 10.10. Section 10.10 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (a) thereof, replacing the period at the end of clause (b) thereof with a semicolon and inserting the following clauses immediately after clause (b) thereof:

“(c) without the consent of Required Lenders, amend, modify, change or waive any terms or provisions of the CMAC Subordinated Convertible Notes or any documentation related thereto; and

(d) without the consent of Required Lenders, make any payment or repayment in respect of the CMAC Subordinated Convertible Notes other than (i) the issuance of CMAC Preferred Stock or Borrower Common Stock upon conversion of the CMAC Subordinated Convertible Notes, (ii) cash payments in lieu of the issuance of fractional shares in connection with any such conversion, (iii) payment of fees and expenses of the purchasers of the CMAC Subordinated Convertible Notes (including fees and expenses of their counsel) in connection with the consummation of the transaction contemplated by the CMAC Subordinated Convertible Notes and (iv) interest and other amounts thereunder payable in kind as contemplated by the terms of the CMAC Subordinated Convertible Notes.”

(k) Addition of Schedule 1.01(c). The Schedules to the Credit Agreement are hereby amended by inserting a new Schedule 1.01(c) in the form attached as Annex 1 hereto immediately after Schedule 1.01(b).

(l) Amendments to Exhibit H. Exhibit H to the Credit Agreement (Form of Compliance Certificate) is hereby amended by deleting such Exhibit in its entirety and inserting in lieu thereof the form of compliance certificate attached as Annex 2 hereto.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that, as of the date hereof:

(a) this Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement, as amended hereby, constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. Upon satisfaction of the following conditions, this Amendment shall be deemed effective on the date hereof (the “Second Amendment Effective Date”):

(a)	the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, the Lenders constituting Required Lenders and each Lender with a CMAC Term Loan Commitment;

(b)	the Lenders shall have received copies of duly executed documentation with respect to the CMAC Subordinated Convertible Notes;

(c)	the CMAC Acquisition shall be consummated substantially concurrently with the funding of the CMAC Term Loans, and the Borrower shall receive not less than $16,000,000 in proceeds from the CMAC Subordinated Convertible Notes substantially concurrently with the funding of the CMAC Term Loans;

(d)	the Lenders shall have received a true and correct copy of the CMAC Acquisition Agreement;

(e)	each Lender that executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on March 16, 2012, shall have received from the Borrower a non-refundable cash fee in Dollars in an amount equal to 1.0% of the sum of (i) the aggregate outstanding principal amount of Term Loans (other than CMAC Term Loans and Incremental Term Loans) held by such Lender as of the date hereof and (ii) the aggregate Revolving Loan Commitments of such Lender as of the date hereof;

(f)	each Lender with CMAC Term Loans shall have received from the Borrower an upfront fee equal to 1.00% of the aggregate principal amount of all CMAC Term Loans held by such Lender funded on March 22, 2012;

(g)	the Borrower shall have delivered to the Administrative Agent preliminary drafts of the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of the Fiscal Quarter ended February 29, 2012 and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period;

(h)	the Borrower shall have paid all fees and reasonable and documented out-of-pocket expenses (including reasonable attorney’s fees) incurred by the Administrative Agent in connection with the negotiation and execution and delivery of this Amendment;

(i)	the Administrative Agent shall have received from counsel to the Credit Parties an opinion dated as of the date hereof and addressed to the Administrative Agent and each Lender covering such matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request; and

(j)	the Borrower shall have delivered to the Administrative Agent such customary resolutions, officers’ certificates and other customary evidence of authority as the Administrative Agent may reasonably request.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein (including, for the avoidance of doubt, Section 4 hereof, which is intended to make the amendments set forth in Section 2 hereof effective as of the Second Amendment Effective Date), this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended hereby. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 6. Affirmation. By executing and delivering a counterpart hereof, the Borrower and each Subsidiary Guarantor hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment

SECTION 10. Release; Formation of New UK Holding Company. The Collateral Agent hereby releases its security interest in 65% of the Equity Interest in Cryptek Holdco UK Limited, and the requirement to deliver a certificate under Section 7.13(c) of the U.S. Guaranty and Collateral Agreement with respect to such release is hereby waived. Notwithstanding anything in Section 10.14 of the Credit Agreement to the contrary, the Administrative Agent and the Lenders hereby consent to the formation of API Technologies (UK) Limited by API Cryptek Inc. Pursuant to Section 3.02(c) of the U.S. Guaranty and Collateral Agreement, Schedule 3.03 to the U.S. GCA Disclosure Letter (as defined in the U.S. Guaranty and Collateral Agreement) is hereby supplemented as set forth on Annex 3 attached hereto.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

API TECHNOLOGIES CORP.

By	/s/ Brian R. Kahn
	Name:	Brian R. Kahn
	Title:	Chairman and Chief Executive Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	VP

BLUEMOUNTAIN CLO 2011-1 LTD By: BlueMountain Capital Management, LLC its Collateral Manager

By	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

BLUEMOUNTAIN CLO II LTD. By: BlueMountain Capital Management, LLC its Collateral Manager

By	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BLUEMOUNTAIN CLO III LTD. By: BlueMountain Capital Management, LLC its Collateral Manager

By	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE VEYRON CLO, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE VANTAGE CLO, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE MCLAREN CLO, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

MOUNTAIN CAPITAL CLO VI LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

MOUNTAIN CAPITAL CLO V LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

MOUNTAIN CAPITAL CLO IV LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE BRISTOL CLO, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

CARLYLE AZURE CLO, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE ARNAGE CLO, LTD.

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

ATRIUM V
By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

BENTHAM WHOLESALE SYNDICATED LOAN FUND
By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

CREDIT SUISSE FLOATING RATE HIGH YIELD FUND
By: Credit Suisse Asset Management, LLC, as investment adviser

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD. By: Credit Suisse Asset Management, LLC, as investment manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

BA/CSCREDIT 1 LLC By: Credit Suisse Asset Management, LLC, as its investment manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

MADISON PARK FUNDING II, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

MADISON PARK FUNDING III, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

MADISON PARK FUNDING IV, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

MADISON PARK FUNDING V, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

MADISON PARK FUNDING VI, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

MADISON PARK FUNDING VII, LTD. By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

FLAGSHIP CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Collateral Manager

By	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By	/s/ Thomas R. Bouchard
	Name:	Thomas R. Bouchard
	Title:	Vice President

FLAGSHIP CLO VI By: Deutsche Investment Management Americas, Inc., as Collateral Manager

By	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By	/s/ Thomas R. Bouchard
	Name:	Thomas R. Bouchard
	Title:	Vice President

DWS FLOATING RATE FUND By: Deutsche Investment Management Americas, Inc., as Investment Advisor

By	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By	/s/ Thomas R. Bouchard
	Name:	Thomas R. Bouchard
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

DWS ULTRA-SHORT DURATION FUND By: Deutsche Investment Management Americas, Inc, Investment Advisor

By	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By	/s/ Thomas R. Bouchard
	Name:	Thomas R. Bouchard
	Title:	Vice President

GE CAPITAL FINANCIAL INC

By	/s/ Dennis Leonard
	Name:	Dennis Leonard
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC PENSION TRUST By: GE Capital Debt Advisors LLC, as Investment Advisor

By	/s/ John Campos
	Name:	Dennis Leonard
	Title:	Authorized Signatory

GMP DIVERSIFIED ALPHA MASTER FUND, LTD.

GMP Investment Management, L.P., by its general partner GMP Investment Management GP Corp., in its capacity as Investment Adviser of GMP Diversified Alpha Master Fund, Ltd.

By	/s/ Jason Marks
	Name:	Jason Marks
	Title:	CEO, CIO, CCO & Managing Partner

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

DIVERSIFIED ALPHA II CORP. GMP Investment Management, L.P., by its general partner GMP Investment Management GP Corp., in its capacity as Portfolio Advisor of Diversified Alpha II Corp.

By	/s/ Jason Marks
	Name:	Jason Marks
	Title:	CEO, CIO, CCO & Managing Partner

5180 CLO LP By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

ABITIBIBOWATER FIXED INCOME MASTER TRUST FUND By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

THE ABITIBIBOWATER INC. US MASTER TRUST FOR DEFINED BENEFIT PLANS By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

COPPER RIVER CLO LTD. By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

THE NORTH RIVER INSURANCE COMPANY By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

ODYSSEY AMERICA REINSURANCE CORPORATION By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

GENERAL DYNAMICS CORPORATION GROUP TRUST By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE HOSPITAL FOR SICK CHILDREN FOUNDATION By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

GUGGENHEIM APSLEY FUND, L.P. By: Guggenheim Apsley Holdings LLC as General Partner By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

GUGGENHEIM HIGH-YIELD PLUS MASTER FUND SPC on behalf of and for the account of the High-Yield Loan Plus Master Segregated Portfolio By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

MASTER SEGREGATED PORTFOLIO B Guggenheim High-Yield Plus Master Fund SPC on behalf of and for the account of Master Segregated Portfolio B By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

KENNECOTT FUNDING LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

SANDS POINTS FUNDING LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

NZCG FUNDING LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

SEI INSTITUTIONAL MANAGED TRUST – HIGH YIELD BOND FUND By: Guggenheim Investment Management, LLC as Sub-Adviser

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

SEI INSTITUTIONAL INVESTMENTS TRUST – HIGH YIELD BOND FUND By: Guggenheim Investment Management, LLC as Sub-Adviser

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

SHRINERS HOSPITALS FOR CHILDREN By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

SCHOOL EMPLOYEES’ RETIREMENT SYSTEM OF DOUGLAS COUNTY SCHOOL DISTRICT 0001 By: Guggenheim Investment Management, LLC as Adviser

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

PRINCIPAL FUND, INC. – GLOBAL DIVERSIFIED INCOME FUND By: Guggenheim Investment Management, LLC as Sub-Adviser

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ORPHEUS FUNDING LLC
By:	Guggenheim Investment Management, LLC as
Manager

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

SECURITY BENEFIT LIFE INSURANCE COMPANY
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

NYLIAC SEPARATE ACCOUNT 70_A01
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By:	Guggenheim Partners Asset Management, LLC
as Investment Adviser

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

SECURITY INCOME FUND – FLOATING RATE STRATEGIES SERIES
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

SECURITY INCOME FUND – MACRO OPPORTUNITIES SERIES
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

GUGGENHEIM LIFE AND ANNUITY COMPANY
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
By:	Guggenheim Partners Asset Management, LLC

	By	/s/ Michael Damaso
		Name:	Michael Damaso
		Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

GUGGENHEIM U.S. LOAN FUND Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

INTEL CORPORATION PROFIT SHARING RETIREMENT PLAN By: Guggenheim Partners Asset Management, LLC

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

THE HOSPITAL FOR SICK CHILDREN EMPLOYEE PENSION PLAN TRUST By: RBC Dexia Investor Services Trust, solely as Trustee

By	/s/ Eva Tang
	Name:	Eva Tang
	Title:	Client Service Manager

By	/s/ Patricia Budrow
	Name:	Patricia Budrow
	Title:	Client Service Manager

Investment Manager: The Hospital for Sick Children Employee Pension Plan By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE HARTFORD FLOATING RATE FUND The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund
By:	Hartford Investment Management Company, its
Sub-advisor

	By	/s/ Francesco Ossino
		Name:	Francesco Ossino
		Title:	Senior Vice President

HIGHBRIDGE SENIOR LOAN HOLDINGS, L.P.
By:	Highbridge Principal Strategies LLC
its Investment Manager

	By	/s/ Michael Patterson
		Name:	Michael Patterson
		Title:	Managing Director

HORIZON CREDIT OPPORTUNITIES MASTER FUND LTD

By	/s/ David Kingsley
	Name:	David Kingsley
	Title:	Sr. Portfolio Manager

CRATOS CLO I LTD.

By	/s/ Renee Lefebure
	Name:	Renee Lefebure
	Title:	Managing Director

LORD ABBETT INVESTMENT TRUST – LORD ABBETT FLOATING RATE FUND

By	/s/ Joel Serebransky
	Name:	Joel Serebransky
	Title:	Portfolio Manager

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

GOLDEN KNIGHT II CLO, LTD.

By	/s/ Joel Serebransky
	Name:	Joel Serebransky
	Title:	Portfolio Manager

MAIN STREET CAPITAL CORPORATION

By	/s/ Rodger Stout
	Name:	Rodger Stout
	Title:	Senior Vice President

MORGAN STANLEY BANK, N.A.

By	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory

VIRTUS SENIOR FLOATING RATE FUND

By	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

VIRTUS MULTI SECTOR FIXED INCOME FUND

By	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

VIRTUS MULTI SECTOR SHORT TERM BOND FUND

By	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

PIONEER ABSOLUTE RETURN CREDIT FUND PIONEER DIVERSIFIED HIGH INCOME TRUST PIONEER FLOATING RATE FUND PIONEER FLOATING RATE TRUST PIONEER HIGH INCOME TRUST WHITE MOUNTAINS SUB-ACCT 193 FUND
By:	Pioneer Investment Management, Inc.

	By	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Secretary and Associate General Counsel

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Annex 1 to Second Amendment

SCHEDULE 1.01(C)

Lender	CMAC Term Loan Commitment
Morgan Stanley Senior Funding, Inc.	$16,000,000

TOTAL:	$16,000,000

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]